EXHIBIT 99.9


Goldman Sachs                                                          GSA_04_09


Stats
---------------------------------
Count: 39
Schedule Balance: $10,700,338.92
AverageSched Bal: $274,367.66
GrossWAC: 6.567
NetWAC: 6.060
OTERM: 360
RTERM: 359
ATERM: 0
AGE: 1
1ST CAP: 1.50
Periodic CAP: 1.50
MAXRATE: 13.57
MINRATE: 5.32
MTR: 24.98
MARGIN: 5.32
OLTV: 81.39
COLTV: 93.82
FICO: 664.144


Current Rate             Percent
---------------------------------
5.001 - 5.500              6.33
5.501 - 6.000             13.68
6.001 - 6.500             34.23
6.501 - 7.000             29.62
7.001 - 7.500              4.97
7.501 - 8.000              8.42
8.001 - 8.500              2.75
---------------------------------
Total:                   100.00


Scheduled Balance        Percent
---------------------------------
100,000.01 - 150,000.00    7.21
150,000.01 - 200,000.00   11.09
200,000.01 - 250,000.00   15.07
250,000.01 - 275,000.00    7.60
275,000.01 - 350,000.00   20.41
350,000.01 - 400,000.00   18.04
400,000.01 - 450,000.00    7.71
600,000.01 - 750,000.00   12.88
---------------------------------
Total:                   100.00


Original Term            Percent
---------------------------------
360                      100.00
---------------------------------
Total:                   100.00


RemTerm                  Percent
---------------------------------
357.000                    5.04
358.000                   30.10
359.000                   64.86
---------------------------------
Total:                   100.00


Am WAM                   Percent
---------------------------------
0 - 59                   100.00
---------------------------------
Total:                   100.00


Age                      Percent
---------------------------------
1                         64.86
2                         30.10
3                          5.04
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Total:                   100.00


States                   Percent
---------------------------------
CA                        49.46
AZ                         7.17
WA                         7.85
CO                         8.53
FL                         4.15
NV                         6.16
TX                         2.36
ID                         1.02
IL                         3.69
MN                         1.59
Other                      8.03
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Total:                   100.00


Original LTV             Percent
---------------------------------
60.001 - 70.000            7.01
70.001 - 75.000            2.24
75.001 - 80.000           71.79
85.001 - 90.000            9.65
90.001 - 95.000            9.31
---------------------------------
Total:                   100.00


Combined LTV             Percent
---------------------------------
60.001 - 70.000            7.01
70.001 - 75.000            2.24
75.001 - 80.000            9.62
85.001 - 90.000            9.65
90.001 - 95.000            9.31
95.001 - 100.000          62.16
---------------------------------
Total:                   100.00


FICO                     Percent
---------------------------------
580.000 - 619.999          4.72
620.000 - 649.999         40.15
650.000 - 699.999         36.05
700.000 - 749.999         19.08
---------------------------------
Total:                   100.00


PMI                      Percent
---------------------------------
OLTV <= 80 - NO MI        81.04
OLTV > 80 - NO MI         18.96
---------------------------------
Total:                   100.00


Occupancy Code           Percent
---------------------------------
OWNER OCCUPIED           100.00
---------------------------------
Total:                   100.00


Property Type            Percent
---------------------------------
2-4 FAMILY                12.45
CONDO                      6.50
PUD ATTACHED               2.22
PUD DETACHED              20.13
SINGLE FAMILY             58.70
---------------------------------
Total:                   100.00


Purpose                  Percent
---------------------------------
CASHOUT REFI              26.72
PURCHASE                  66.43
RATE/TERM REFI             6.85
---------------------------------
Total:                   100.00


Documentation Type       Percent
---------------------------------
LIMITED DOC              100.00
---------------------------------
Total:                   100.00


Interest Only            Percent
---------------------------------
Y                        100.00
---------------------------------
Total:                   100.00


Interest Only Term       Percent
---------------------------------
24.000                    80.17
36.000                    19.83
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Total:                   100.00


Silent                   Percent
---------------------------------
N                         37.84
Y                         62.16
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Total:                   100.00


Prepay Flag              Percent
---------------------------------
N                         18.46
Y                         81.54
---------------------------------
Total:                   100.00


Prepay Term              Percent
---------------------------------
 0.000                    18.46
12.000                     6.46
24.000                    59.03
36.000                    16.05
---------------------------------
Total:                   100.00


DTI                      Percent
---------------------------------
10.001 - 20.000            4.42
20.001 - 30.000           17.74
30.001 - 40.000           36.04
40.001 - 50.000           41.80
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Total:                   100.00


Conforming               Percent
---------------------------------
CONFORMING                58.78
NON CONFORMING            41.22
---------------------------------
Total:                   100.00


Arm Index                Percent
---------------------------------
6 MONTH LIBOR            100.00
---------------------------------
Total:                   100.00


Margins                  Percent
---------------------------------
5.001 - 5.500             93.88
5.501 - 6.000              6.12
---------------------------------
Total:                   100.00


First Adjustment Cap     Percent
---------------------------------
1.500                    100.00
---------------------------------
Total:                   100.00


Periodic Cap             Percent
---------------------------------
1.500                    100.00
---------------------------------
Total:                   100.00


Max Rate                 Percent
---------------------------------
12.001 - 12.500            6.33
12.501 - 13.000           13.68
13.001 - 13.500           34.23
13.501 - 14.000           29.62
14.001 - 14.500            4.97
14.501 - 15.000            8.42
15.001 >=                  2.75
---------------------------------
Total:                   100.00


Floor Rate               Percent
---------------------------------
5.001 - 5.500             93.88
5.501 - 6.000              6.12
---------------------------------
Total:                   100.00


Number of Units          Percent
---------------------------------
1                         87.55
2                         12.45
---------------------------------
Total:                   100.00


Product Type             Percent
---------------------------------
2 YEAR ARM                80.17
3 YEAR ARM                19.83
---------------------------------
Total:                   100.00


Employment Flag          Percent
---------------------------------
N                         42.69
Y                         57.31
---------------------------------
Total:                   100.00


Originator               Percent
---------------------------------
NEWCENTURY               100.00
---------------------------------
Total:                   100.00


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